Filed under Rule 497(a)(1) File No. 333-178644 Rule 482 AD

FOR FURTHER INFORMATION:

AT THE COMPANY:	AT ZLOKOWER COMPANY

Medallion Financial Corp.	Public Relations
437 Madison Avenue	Harry Zlokower/Dave Closs
New York, New York 10022	1-212-447-9292

Andrew M. Murstein, President
Larry D. Hall, CFO
1-212-328-2100
1-877-MEDALLION

FOR IMMEDIATE RELEASE:

MEDALLION FINANCIAL CORP. ANNOUNCES COMMENCEMENT OF

PUBLIC OFFERING OF COMMON STOCK

NEW YORK, NY, May 15, 2012 – Medallion Financial Corp. (NASDAQ: TAXI), a specialty finance company with a leading position servicing the taxicab industry and other niche markets (the “Company”), today announced that it has commenced an underwritten public offering of 3,500,000 shares of its common stock. The Company intends to grant the underwriters a 30-day option to purchase up to an additional 525,000 shares of common stock to cover over-allotments, if any.

The Company expects to use the net proceeds from the offering to make loans and other investments in portfolio companies and for general corporate purposes, including repaying borrowings under our revolving credit facilities in the ordinary course of business.

Morgan Stanley & Co. LLC, Stifel, Nicolaus & Company, Incorporated and Sandler O’Neill + Partners, L.P. are acting as joint bookrunning managers. The offering is being made pursuant to the Company’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission (the “SEC”). A preliminary prospectus supplement and the accompanying prospectus, which is subject to change, will be filed with the SEC in connection with the offering, copies of which, when available, may be obtained from: (i) Morgan Stanley by calling 1-866-718-1649, by mail at Morgan Stanley Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, Attention: Prospectus Dept., or by email at prospectus@morganstanley.com; (ii) Stifel, Nicolaus & Company, Incorporated by calling 1-443-224-1988, by mail at Stifel, Nicolaus & Company, Incorporated, One South Street, 15th Floor, Baltimore, MD 21201, Attention: Prospectus Department, or by email at syndicateops@stifel.com; and (iii) Sandler O’Neill + Partners, L.P. by calling 1-866-805-4128, or by email at syndicate@sandleroneill.com. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Medallion Financial Corp.

Medallion Financial Corp. is a specialty finance company with a leading position in the origination and servicing of loans financing the purchase of taxicab medallions and related assets. The Company also originates and services loans in other commercial industries, and its wholly-owned portfolio company, Medallion Bank, also originates and services consumer loans.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to the Company’s proposed securities offering and the anticipated use of the net proceeds of the offering. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the anticipated terms or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions and failure of customary closing conditions. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.